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                                                                    EXHIBIT 10.2

SILICON VALLEY BANK



        AMENDMENT TO LOAN DOCUMENTS


BORROWER:         ONYX SOFTWARE CORPORATION

DATE:             MAY 5, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated February 14, 2002 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement, entitled "Credit Limit," is hereby amended to read as follows:

                  1.  CREDIT LIMIT

                  (Section 1.1):    An amount not to exceed the lesser of: (i)
                                    $13,000,000 at any one time outstanding (the
                                    "Maximum Credit Limit"); or (ii) 75% (an
                                    "Advance Rate") of the amount of Borrower's
                                    Eligible Receivables (as defined in Section
                                    8 above).

                                    Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Receivables or other issues or factors relating to the Receivables or other Collateral.

                  LETTER OF CREDIT
                  SUBLIMIT

                  (Section 1.5):    $13,000,000.

                  EXIM AGREEMENT;
                  CROSS-COLLATERALIZATION;

                  CROSS-DEFAULT:    Silicon and the Borrower are parties to that
                                    certain Loan and Security Agreement (Exim
                                    Program) dated approximately May 5, 2003
                                    (the "Exim Agreement"). Both this Agreement and


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                                    the Exim Agreement shall continue in full
                                    force and effect, and all rights and
                                    remedies under this Agreement and the Exim
                                    Agreement are cumulative. The term
                                    "Obligations" as used in this Agreement and in the Exim Agreement shall include without limitation the obligation to pay when due all Loans made pursuant to this Agreement (the "Non-Exim Loans") and all interest thereon and the obligation to pay when due all Loans made pursuant to the Exim Agreement (the "Exim Loans") and all interest thereon. Without limiting the generality of the foregoing, all "Collateral" as defined in this Agreement and as defined in the Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and all interest thereon, and all other Obligations. Any Event of Default under this Agreement shall also constitute an Event of Default under the Exim Agreement, and any Event of Default under the Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Silicon assigns its rights under the Exim Agreement and/or under any Note evidencing Exim Loans and/or its rights under this Agreement and/or under any Note evidencing Non-Exim Loans, to any third party, including without limitation the Export-Import Bank of the United States ("Exim Bank"), whether before or after the occurrence of any Event of Default, Silicon shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms


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and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                      SILICON:

ONYX SOFTWARE CORPORATION                      SILICON VALLEY BANK

BY /s/ JAMES O. BECK                           BY  /s/ SHANE ANDERSON
   -----------------------------                   -----------------------------
      TREASURER                                TITLE Portfolio Manager
                                                    ----------------------------
BY /s/ PAUL B. DAUBER
   -----------------------------
      SECRETARY


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